UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 25, 2005


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2005 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-2)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                 333-115858-41              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-2 pursuant to the terms of the Trust Agreement, dated as of Janaury 1, 2005 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, N.A., as trustee.

 On March 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on March 25, 2005 is filed as
               Exhibit 99.1 hereto.

Structured  Adjustable  Rate  Mortgage  Loan Trust
Mortgage Pass-Through  Certificates Series 2005-2
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK, N.A., not in its
                            individual capacity but solely as Trustee under the Agreement referred to herein

                       By:   /s/  Diane E. Wallace
                             --------------------------------------------
                     Name:   Diane E. Wallace
                    Title:   Vice President

Date:  April 1, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         March 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on March 25, 2005


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2005-2

                        Statement To Certificateholders
                                 March 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1      153,443,000.00     150,542,538.05   3,630,464.95     552,057.81          4,182,522.76    0.00      0.00      146,912,073.10
A2      148,000,000.00     145,202,424.55   3,501,683.44     350,603.35          3,852,286.79    0.00      0.00      141,700,741.11
B1        6,972,000.00       6,971,257.49         713.25      16,903.36             17,616.61    0.00      0.00        6,970,544.24
B2        1,945,000.00       1,944,792.86         198.98       4,791.21              4,990.19    0.00      0.00        1,944,593.88
B3        3,567,000.00       3,566,620.12         364.91       9,424.79              9,789.70    0.00      0.00        3,566,255.21
B4        1,459,000.00       1,458,844.62         149.26       3,889.04              4,038.30    0.00      0.00        1,458,695.36
B5        2,432,000.00       2,431,741.00         248.80       7,655.26              7,904.06    0.00      0.00        2,431,492.20
B6          972,000.00         971,896.48          99.44       3,702.12              3,801.56    0.00      0.00          971,797.04
B7          810,000.00         809,913.74          82.86       2,970.05              3,052.91    0.00      0.00          809,830.88
B8        1,621,000.00       1,620,827.37         165.83       5,943.77              6,109.60    0.00      0.00        1,620,661.54
B9        1,783,000.00       1,782,810.11         182.40       6,537.78              6,720.18    0.00      0.00        1,782,627.71
B10       1,302,547.00       1,302,408.28         133.25       4,776.09              4,909.34    0.00      0.00        1,302,275.03
R               100.00               0.00           0.00           0.00                  0.00    0.00      0.00                0.00
P                 0.00               0.00           0.00       3,571.20              3,571.20    0.00      0.00                0.00
TOTALS  324,306,647.00     318,606,074.67   7,134,487.37     972,825.83          8,107,313.20    0.00      0.00      311,471,587.30
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               Original       Beginning                                                                                 Ending
                Face         Notional                                                      Realized      Deferred    Notional
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A2X1    148,000,000.00     145,202,424.55           0.00     175,821.51            175,821.51    0.00      0.00      141,700,741.11
A2X2    148,000,000.00     145,202,424.55           0.00       6,050.10              6,050.10    0.00      0.00      141,700,741.11
BX       17,347,000.00      17,345,152.57           0.00      17,241.00             17,241.00    0.00      0.00       17,343,377.94
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1       863579KG2        981.09746323     23.66002327     3.59780381    27.25782708     957.43743996      A1         4.400546 %
A2       863579KH0        981.09746318     23.66002324     2.36894155    26.02896480     957.43743993      A2         2.897500 %
B1       863579KL1        999.89350115      0.10230207     2.42446357     2.52676563     999.79119908      B1         3.117500 %
B2       863579KM9        999.89350129      0.10230334     2.46334704     2.56565039     999.79119794      B2         3.167500 %
B3       863579KN7        999.89350154      0.10230165     2.64221755     2.74451920     999.79119989      B3         3.397500 %
B4       863579KP2        999.89350240      0.10230295     2.66555175     2.76785469     999.79119945      B4         3.427500 %
B5       863579KQ0        999.89350329      0.10230263     3.14772204     3.25002467     999.79120066      B5         4.047500 %
B6       863579KR8        999.89349794      0.10230453     3.80876543     3.91106996     999.79119342      B6         4.714871 %
B7       863579KS6        999.89350617      0.10229630     3.66672840     3.76902469     999.79120988      B7         4.400546 %
B8       N/A              999.89350401      0.10230105     3.66673041     3.76903146     999.79120296      B8         4.400546 %
B9       N/A              999.89349972      0.10229950     3.66673023     3.76902973     999.79120022      B9         4.400546 %
B10      N/A              999.89350096      0.10229957     3.66673141     3.76903098     999.79120139      B10        4.400546 %
R        N/A                0.00000000      0.00000000     0.00000000     0.00000000       0.00000000      R          4.400546 %
TOTALS                    982.42227724     21.99920179     2.99970981    24.99891160     960.42307545
-----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                         Beginning                                                       Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A2X1     863579KJ6        981.09746318      0.00000000     1.18798318     1.18798318     957.43743993      A2X1       1.453046 %
A2X2     863579KK3        981.09746318      0.00000000     0.04087905     0.04087905     957.43743993      A2X2       0.050000 %
BX       863579KT4        999.89350147      0.00000000     0.99388943     0.99388943     999.79119963      BX         1.192795 %
----------------------------------------------------------------------------------------------------    --------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Fior M. Tineo
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5229
                              Fax: (212) 623-5932
                          Email: Fior.Tineo@chase.com


                             COLLATERAL GROUP DETAIL
Weighted Average Coupon Rate                                                      4.652243 %
Beginning Weighted Average Net Rate (Pass Through Rate)                           4.400546 %
Ending Weighted Average Net Rate (Pass Through Rate)                              4.398933 %
Beginning Loan Count                                                                     810
Ending Loan Count                                                                        794
Beginning Scheduled Balance                                                   318,606,075.12
Ending Scheduled Balance                                                      311,471,587.75
Scheduled Principal                                                                32,597.39
Unscheduled Principal                                                           7,101,889.98
Net Liquidation Proceeds                                                                0.00
Insurance Proceeds                                                                      0.00
Advances                                                                                0.00
Scheduled Interest                                                              1,235,193.96
Servicing Fee                                                                      66,826.46
Master Servicing Fee                                                                    0.00
Trustee Fee                                                                             0.00
Net Interest                                                                    1,168,367.23
Realized Loss Amount                                                                    0.00
Cumulative Realized Loss                                                                0.00
Cumulative Loss as a Percentage of Original Collateral                            0.000000 %
Bankruptcy Loss                                                                         0.00
Fraud Loss                                                                              0.00
Special Hazard Loss                                                                     0.00
Prepayment Penalties                                                                3,571.20
Relief Act Interest Shortfall                                                           0.00
Prepayment Interest Shortfall                                                           0.00

Sec. 4.03(ix)                         Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                       Group Totals
                                                                                 Principal
                                      Category              Number                Balance               Percentage
                                      1 Month                         0                     0.00                  0.00 %
                                      2 Month                         0                     0.00                  0.00 %
                                      3 Month                         0                     0.00                  0.00 %
                                       Total                          0                     0.00                  0.00 %

                                      Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                      Group Totals
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00                  0.00 %

Sec. 4.03(x)                          Number and Aggregate Principal Amounts of REO Loans
                                      Group Totals
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00                  0.00 %
Fraud Loss Limit                                                                    6,486,132.00
Bankruptcy Loss Limit                                                                 100,000.00
Special Hazard Loss Limit                                                           6,755,000.00


Sec. 4.03(xii)        Aggregate Outstanding Interest Shortfalls

Class A1 Shortfall                                                                            0.00
Class A2 Shortfall                                                                            0.00
Class a2x1 Shortfall                                                                          0.00
Class a2x2 Shortfall                                                                          0.00
Class B1 Shortfall                                                                            0.00
Class B2 Shortfall                                                                            0.00
Class B3 Shortfall                                                                            0.00
Class BX Shortfall                                                                            0.00
Class B4 Shortfall                                                                            0.00
Class B5 Shortfall                                                                            0.00
Class B6 Shortfall                                                                            0.00
Class B7 Shortfall                                                                            0.00
Class B8 Shortfall                                                                            0.00
Class B9 Shortfall                                                                            0.00
Class B10 Shortfall                                                                           0.00
Class R Shortfall                                                                             0.00

                       Relief Act and Prepayment Interest Shortfalls

Class A1 Relief Act and Prepayment Interest Shortfall                                             0.00
Class A2 Relief Act and Prepayment Interest Shortfall                                             0.00
Class a2x1 Relief Act and Prepayment Interest Shortfall                                           0.00
Class a2x2 Relief Act and Prepayment Interest Shortfall                                           0.00
Class B1 Relief Act and Prepayment Interest Shortfall                                             0.00
Class B2 Relief Act and Prepayment Interest Shortfall                                             0.00
Class B3 Relief Act and Prepayment Interest Shortfall                                             0.00
Class BX Relief Act and Prepayment Interest Shortfall                                             0.00
Class B4 Relief Act and Prepayment Interest Shortfall                                             0.00
Class B5 Relief Act and Prepayment Interest Shortfall                                             0.00
Class B6 Relief Act and Prepayment Interest Shortfall                                             0.00
Class B7 Relief Act and Prepayment Interest Shortfall                                             0.00
Class B8 Relief Act and Prepayment Interest Shortfall                                             0.00
Class B9 Relief Act and Prepayment Interest Shortfall                                             0.00
Class B10 Relief Act and Prepayment Interest Shortfall                                            0.00
Class R Relief Act and Prepayment Interest Shortfall                                              0.00
Total Relief Act and PPIS                                                                         0.00


Sec. 4.03(xv)           Subordiante Floating Rate Certificate Shortfall:
                Carryover Balance with respect to such Distribution Date
                Class B1                                                                          0.00
                Class B2                                                                          0.00
                Class B3                                                                          0.00
                Class B4                                                                          0.00
                Class B5                                                                          0.00
                Class B6                                                                          0.00

                Interest Carryover Amount Occured This Period
                Class B1                                                                          0.00
                Class B2                                                                          0.00
                Class B3                                                                          0.00
                Class B4                                                                          0.00
                Class B5                                                                          0.00
                Class B6                                                                        138.06

                Interest Carryover Amount Paid This Period
                Class B1                                                                          0.00
                Class B2                                                                          0.00
                Class B3                                                                          0.00
                Class B4                                                                          0.00
                Class B5                                                                          0.00
                Class B6                                                                        138.06

                Remaining Interest Carryover Amount
                Class B1                                                                          0.00
                Class B2                                                                          0.00
                Class B3                                                                          0.00
                Class B4                                                                          0.00
                Class B5                                                                          0.00
                Class B6                                                                          0.00

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
